SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Dated November 18, 2008

of

ZALE CORPORATION

A Delaware Corporation

IRS Employer Identification No. 75-0675400

SEC File Number 001-04129

901 West Walnut Hill Lane

Irving, Texas  75038

(972) 580-4000

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 240.13e-2(c))

Item 5.02                                 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 18, 2008, Zale Corporation (the “Company”) implemented various changes to the equity compensation plan for its directors.  The primary changes were to add restricted stock units and deferred units as available forms of awards and to expressly provide that the ability of a director to dispose of an award was subject to the Company’s director equity ownership guidelines.  A copy of the equity compensation plan as revised is attached as Exhibit 10.1 hereto and is incorporated by reference into this item.

Item 9.01.  Financial Statements and Exhibits.

                                                (d)  Exhibits.

                                                10.1                    Non-Employee Director Equity Compensation Plan

                                                10.2                    Form of Restricted Stock Unit Agreement

                                                10.3                    Form of Deferred Stock Unit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ZALE CORPORATION

Date: November 24, 2008	By:	/s/ Rodney Carter
Rodney Carter
Executive Vice President, Chief
Financial Officer and Chief
Administrative Officer

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